UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07056

Nuveen Select Maturities Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 March 2018

Nuveen Municipal Closed-End Fund

NIM Nuveen Select Maturities Municipal Fund

Annual Report

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Table of Contents

Chairman’s Letter to Shareholders	4
Portfolio Manager’s Comments	5
Share Information	9
Risk Considerations	11
Performance Overview and Holding Summaries	12
Report of Independent Registered Public Accounting Firm	14
Portfolio of Investments	15
Statement of Assets and Liabilities	30
Statement of Operations	31
Statement of Changes in Net Assets	32
Financial Highlights	34
Notes to Financial Statements	36
Additional Fund Information	44
Glossary of Terms Used in this Report	45
Reinvest Automatically, Easily and Conveniently	46
Board Members & Officers	47

Chairman’s Letter
to Shareholders
Dear Shareholders,
After a prolonged absence, volatility has returned to the markets in 2018. Last year, the markets seemed willing to shrug off any bad news. But in the first few months of 2018, a backdrop of greater economic uncertainty has made markets more reactive to daily headlines. As interest rates have moved off of historic lows and inflation has ticked higher, the economy’s ability to withstand tighter financial conditions is hard to predict. At the same time, there are concerns that the newly enacted tax reform could overheat the economy. How the U.S. Federal Reserve (Fed) will manage these conditions is under intense scrutiny, particularly in light of the Fed’s leadership change in February 2018.
Growth forecasts for the world’s major economies remain expansionary, although some indicators have pointed to slower momentum this year. Moreover, inflationary pressures and tightening financial conditions could become headwinds, and trade policy and geopolitics remain uncertain. A trade war has implications for both the supply and demand sides of the economy, which complicates the outlook for businesses, consumers and the economy as a whole.
While the risks surrounding trade, monetary and fiscal policy may have increased, there is still opportunity for upside. Recession risk continues to look low, global economies are still expanding and corporate profits have continued to be healthy. Fundamentals, not headlines, drive markets over the long term. And, it’s easy to forget the relative calm over the past year was the outlier. A return to more historically normal volatility levels is both to be expected and part of the healthy functioning of the markets.
Context and perspective are important. If you’re investing for long-term goals, stay focused on the long term, as temporary bumps may smooth over time. Individuals that have shorter timeframes could also benefit from sticking to a clearly defined investment strategy with a portfolio designed for short-term needs. Your financial advisor can help you determine if your portfolio is properly aligned with your goals, timeline and risk tolerance, as well as help you differentiate the noise from what really matters. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
May 21, 2018

Portfolio Manager’s Comments
Nuveen Select Maturities Municipal Fund (NIM)
This Fund features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio manager Paul L. Brennan, CFA, reviews U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of the Nuveen Select Maturities Municipal Fund (NIM). Paul has managed NIM since 2006.
What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended March 31, 2018?
After hovering near an annual pace of 3% for most of the reporting period, U.S. gross domestic product (GDP) growth cooled to 2.3% in the first quarter of 2018, according to the Bureau of Economic Analysis “advance” estimate. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. A beginning-of-the-year slowdown was expected given the seasonal trend of slower first quarter growth seen over the past few years and the delayed impact of tax cuts on workers’ paychecks.
Nevertheless, consumer spending, boosted by employment and wage gains, continued to drive the economy. The Atlantic coast hurricanes in September and October 2017 temporarily weakened shopping and dining out activity, but rebuilding efforts had a positive impact on the economy. Although business investment slowed in early 2018 from the gains seen in the second half of 2017, business sentiment remained strong and hiring continued to boost employment. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.1% in March 2018 from 4.5% in March 2017 and job gains averaged around 188,000 per month for the past twelve months. While the jobs market has continued to tighten, wage growth has remained lackluster during this economic recovery. However, the January jobs report revealed an unexpected pickup in wages, which triggered a broad sell-off in equities, despite tame inflation readings. The Consumer Price Index (CPI) increased 2.4% over the twelve-month reporting period ended March 31, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.1% during the same period, slightly above the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager’s Comments (continued)
The housing market also continued to improve with low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.3% annual gain in February 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 6.5% and 6.8%, respectively.
With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in March 2018, was the sixth rate hike since December 2015. In addition, in October 2017, the Fed began reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.
Fed Chair Janet Yellen’s term expired in February 2018, and incoming Chairman Jerome Powell indicated he would likely maintain the Fed’s gradual pace of interest rate hikes. At the March meeting, the Fed kept its projection for three interest rate increases in 2018. However, investors remained concerned that the 2017 Tax Cuts and Jobs Act fiscal stimulus and a recent pick-up in inflation have increased the risk of a Fed policy misstep.
The markets also continued to react to geopolitical news. Protectionist rhetoric had been garnering attention across Europe, as anti-European Union (EU) sentiment featured prominently (although did not win a majority) in the Dutch, French, German and Italian elections held in 2017 and early 2018. In March, the U.S.’s surprise announcement of steel and aluminum tariffs, followed by China’s retaliatory measures, sparked fears of a trade war and added uncertainty to the ongoing North American Free Trade Agreement (NAFTA) talks. Also in March 2018, the U.K. and EU agreed in principle to the Brexit transition terms, opening the door to the next round of negotiation dealing with trade and security issues. The U.S. Treasury issued additional sanctions on Russia (announced in April 2018, after the close of the reporting period) and speculation increased that Iran would be next.
The broad municipal bond market gained moderately in this reporting period, although not without volatility. For most of the reporting period, municipal bonds continued to rebound from the post-election sell-off in the fourth quarter of 2016. After President Trump’s surprising win, bond markets repriced his reflationary fiscal agenda, driving interest rates higher. Municipal bonds suffered a surge in investor outflows due to speculation that the Trump administration’s tax reform proposals could adversely impact municipal bonds.
However, the economy sustained its moderate growth with low inflation, an improving jobs market and modest wage growth, and progress on the White House’s agenda was slow. This backdrop helped municipal bond yields and valuations return to pre-election levels and reverse the trend of outflows. Fundamental credit conditions continued to be favorable overall, while the ongoing high-profile difficulties in Puerto Rico, Illinois and New Jersey were contained.
After the new administration’s health care and immigration reforms met obstacles, Congress refocused on tax reform initiatives in the latter months of 2017. Early drafts of the bill fostered significant uncertainty about the impact on the municipal bond market, leading municipal bonds to underperform taxable bonds in December and provoking issuers to rush bond offerings ahead of the pending tax law. Issuance in December reached an all-time high of $62.5 billion, exacerbating the market’s price decline during the month. However, all of the supply was absorbed and municipal bond valuations subsequently returned to more typical levels.
The final tax reform legislation signed on December 27, 2017 largely spared municipal bonds and was considered neutral to positive for the municipal market overall. Notably, a provision that would have eliminated the tax-preferred status of 20 to 30% of the municipal bond market was not included in the final bill. Moreover, investors were relieved that the adopted changes apply only to newly issued municipal bonds and also could be beneficial from a technical standpoint. Because new issue advance refunding bonds are no longer tax exempt, the total supply of municipal bonds will decrease going forward, boosting the scarcity value of existing municipal bonds. The new tax law also caps the state and local tax (SALT) deduction for individuals, which will likely increase demand for tax-exempt municipal bonds, especially in states with high income and/or property taxes.
Following the issuance surge in late 2017, issuance remained sharply lower in early 2018. However, the overall balance of municipal bond supply and demand remained advantageous for prices. Municipal bond issuance nationwide totaled $406.9 billion in this reporting period, an 8.3% drop from the issuance for the twelve-month reporting period ended March 31, 2017. The robust pace of issuance seen since the low volume depths of 2011 began to moderate in 2017 as interest rates moved higher. Despite the increase, the overall level of interest rates still remained low, encouraging issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been strong, the net has not, and this was an overall positive technical factor on municipal bond investment performance in recent years. Although the pace of refundings is slowing, net negative issuance is expected to continue.
Despite the volatility surrounding the potential tax law changes, demand remained robust and continued to outstrip supply. Low global interest rates have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. As a result, municipal bond fund inflows steadily increased in 2017 overall.
What key strategies were used to manage NIM during the twelve-month reporting period ended March 31, 2018?
Municipal bonds benefited from a generally favorable macroeconomic backdrop, despite the uncertainties surrounding the tax reform bill and headline-driven noise about trade policy. Credit spreads narrowed, as sentiment improved after the fourth-quarter sell-off and municipal bond fund flows reversed from net negative to net positive. Rates in the short to intermediate range moved higher with the Fed’s rate hikes, while rates on the long end declined slightly amid low inflation, which resulted in a flatter yield curve during this reporting period. We continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term.
The Fund’s overall positioning remained relatively unchanged during the reporting period, emphasizing an intermediate-term average maturity focus along with longer maturities, lower rated credits and sectors offering higher yields. We continued to seek attractive relative value opportunities to enhance the Funds’ long-term performance potential. The Fund’s purchases included credits from a range of sectors, including higher education, utilities, tax supported, transportation and industrial development revenue (IDR). Cash for new purchases was generated primarily by proceeds from called and matured bonds, which we worked to redeploy to keep NIM fully invested and support the Fund’s income stream. Because NIM is an intermediate maturity Fund, it typically has a greater number of bonds maturing or being called than funds with longer average maturity targets. We also sold some shorter dated and/or higher quality bonds to take advantage of more appealing long-term opportunities.
How did NIM perform during the twelve-month reporting period ended March 31, 2018?
The table in NIM’s Performance Overview and Holding Summaries section of this report provides total returns for the Fund for the one-year, five-year and ten-year periods ended March 31, 2018. The Fund’s returns are compared with the performance of a corresponding market index.
For the twelve months ended March 31, 2018, the total return on net asset value (NAV) for NIM outperformed the return for the S&P Municipal Bond Intermediate Index.

Portfolio Manager’s Comments (continued)
The factors affecting the Fund’s performance during this reporting period included duration and yield curve positioning, credit exposure, sector allocation and credit selection. The Fund was positioned with an overall shorter duration than the benchmark, which was advantageous during this reporting period. Although the Fund’s slight overweight to longer maturity bonds was beneficial to performance, relative gains were offset by the Fund’s exposures to short maturity paper, which lagged. Lower credit qualities outperformed higher credit qualities in this reporting period, resulting in a positive contribution from the Fund’s overweight to bonds rated A and below. NIM’s sector allocations were favorable to performance, particularly in hospitals, tobacco, transportation and industrial development revenue (IDR). Additionally, our individual credit selection added value, most notably in Chicago and Chicago-related bonds.
Given the continued news about economic problems in Puerto Rico, we should note that NIM has no exposure to Puerto Rico bonds.

Share Information
DISTRIBUTION INFORMATION
The following information regarding the Fund’s distributions is current as of March 31, 2018. The Fund’s distribution levels may vary over time based on its investment activity and portfolio investment value changes.
During the current reporting period, the Fund’s distributions to shareholders were as shown in the accompanying table.
Per Share
Monthly Distributions (Ex-Dividend Date)	Amounts
April 2017	0.0260
May	0.0260
June	0.0260
July	0.0260
August	0.0260
September	0.0260
October	0.0260
November	0.0260
December	0.0279
January	0.0260
February	0.0260
March 2018	0.0260
Total Distributions from Net Investment Income	0.3139
Yields
Market Yield*	3.22%
Taxable-Equivalent Yield*	4.24%
*  Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on an income tax rate of 24.0%. When comparing the Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield would be lower.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.
As of March 31, 2018, the Fund had a positive UNII balance for tax purposes and a positive UNII balance for financial reporting purposes.
All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, the Fund’s shareholders would have received a notice to that effect. For financial reporting purposes, the

Share Information (continued)

composition and per share amounts of the Fund’s dividends for the reporting period are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.
SHARE REPURCHASES
During August 2017, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of March 31, 2018, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

Shares cumulatively repurchased and retired	0
Shares authorized for repurchase	1,245,000

OTHER SHARE INFORMATION
As of March 31, 2018, and during the current reporting period, the Fund’s share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

NAV	$10.34
Share price	$9.69
Premium/(Discount) to NAV	(6.29)%
12-month average premium/(discount) to NAV	(3.83)%

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Select Maturities Municipal Fund (NIM)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NIM.

NIM	Nuveen Select Maturities Municipal Fund Performance Overview and Holding Summaries as of March 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of March 31, 2018

		Average Annual
	1-Year	5-Year	10-Year
NIM at NAV	3.65%	2.62%	3.92%
NIM at Share Price	0.67%	1.92%	3.58%
S&P Municipal Bond Intermediate Index	1.96%	2.44%	4.26%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.6%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.4%
Other Assets Less Liabilities	1.0%
Net Assets	100%

Portfolio Credit Quality
(% of total investments)
U.S. Guaranteed	9.7%
AAA	3.4%
AA	20.8%
A	33.0%
BBB	21.6%
BB or Lower	7.4%
N/R (not rated)	4.1%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	16.6%
Transportation	16.1%
Utilities	14.6%
Tax Obligation/General	13.1%
Health Care	13.1%
U.S. Guaranteed	9.7%
Education and Civic Organizations	5.0%
Consumer Staples	4.8%
Other	7.0%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	16.5%
New Jersey	8.0%
Texas	6.3%
Pennsylvania	6.1%
California	5.9%
Ohio	5.2%
Florida	4.4%
Wisconsin	4.1%
New York	4.0%
South Carolina	3.7%
Louisiana	3.3%
Arizona	3.1%
Nevada	2.3%
Washington	2.3%
Colorado	2.1%
Indiana	2.1%
Connecticut	1.9%
Other	18.7%
Total	100%

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Nuveen Select Maturities Municipal Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Nuveen Select Maturities Municipal Fund (the “Fund”), including the portfolio of investments, as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the four-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for the year ended March 31, 2014 were audited by other independent registered public accountants whose report dated May 27, 2014, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
May 25, 2018

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments March 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.6%

	MUNICIPAL BONDS – 98.6%

	Alabama – 1.0%
$ 210	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series 2018A.,	9/23 at 100.31	N/R	$ 225,422
	4.000%, 12/01/48
500	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016A, 4.000%,	3/21 at 100.59	A1	526,385
	7/01/46 (Mandatory put 6/01/21)
350	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%,	4/22 at 100.52	A1	371,732
	8/01/47 (Mandatory put 7/01/22)
125	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill	4/25 at 100.00	N/R	128,126
	College Project, Series 2015, 5.000%, 4/15/27
1,185	Total Alabama			1,251,665
	Alaska – 0.2%
150	Alaska Industrial Development and Export Authority, Loan Anticipation Revenue Notes, YKHC	12/19 at 100.00	N/R	152,250
	Project, Series 2017, 3.500%, 12/01/20
155	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011, 5.000%, 4/01/21	4/20 at 100.00	A1	163,829
305	Total Alaska			316,079
	Arizona – 3.1%
	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s
	Hospital, Refunding Series 2012A:
275	5.000%, 2/01/20	No Opt. Call	A–	289,371
290	5.000%, 2/01/27	2/22 at 100.00	A–	312,666
	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility
	Project, Refunding Senior Series 2012A:
425	5.000%, 7/01/25	7/22 at 100.00	A1	460,560
685	5.000%, 7/01/26	7/22 at 100.00	A1	740,040
685	5.000%, 7/01/27	7/22 at 100.00	A1	737,204
120	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy	7/19 at 101.00	N/R	117,744
	Traditional Schools East Mesa and Cadence, Nevada Campuses, Series 2017A, 4.000%, 7/01/22, 144A
115	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power	3/23 at 100.00	A–	121,180
	Company Project, Series 2013A, 4.000%, 9/01/29
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc.
	Prepay Contract Obligations, Series 2007:
135	5.250%, 12/01/19	No Opt. Call	BBB+	142,016
210	5.000%, 12/01/32	No Opt. Call	BBB+	246,933
705	5.000%, 12/01/37	No Opt. Call	BBB+	837,667
3,645	Total Arizona			4,005,381
	Arkansas – 0.4%
540	Independence County, Arkansas, Pollution Control Revenue Bonds, Arkansas Power and Light	No Opt. Call	A	544,655
	Company Project, Series 2013, 2.375%, 1/01/21
	California – 5.9%
300	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior Lien	No Opt. Call	A	345,093
	Series 2013A, 5.000%, 10/01/23
390	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series	2/27 at 100.00	A+	396,150
	2017, 3.750%, 2/01/32
275	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace	7/26 at 100.00	BB	289,201
	Academy Project, Series 2016A, 5.000%, 7/01/31, 144A

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) March 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 105	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	A–	$ 107,171
	Management Inc., Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory put 11/03/25)
	(Alternative Minimum Tax)
290	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	A–	301,049
	Management Inc., Series 2015A-1, 3.375%, 7/01/25 (Alternative Minimum Tax)
205	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	A–	207,919
	Management, Inc. Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (Alternative Minimum Tax)
525	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	AA–	561,115
125	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda	12/24 at 100.00	BB+	138,282
	University Medical Center, Series 2014A, 5.250%, 12/01/29
250	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series	1/23 at 100.00	BBB	264,233
	2012, 5.000%, 1/01/24
145	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	5/18 at 100.00	B+	145,145
	Bonds, Series 2007A-1, 5.000%, 6/01/33
100	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills	9/24 at 100.00	N/R	109,748
	Improvement Area A & C, Series 2014C, 5.000%, 9/01/32
325	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities	6/18 at 100.00	AA	325,670
	District 90-2, Series 2007A, 4.500%, 10/01/24 – AGM Insured
1,000	Mount San Antonio Community College District, Los Angeles County, California, General	2/28 at 100.00	Aa1	963,680
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28 (4)
2,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/25 –	No Opt. Call	AA	1,613,740
	AGC Insured
35	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series	6/23 at 100.00	BBB–	39,037
	2013A, 5.750%, 6/01/44
2,000	San Diego Community College District, California, General Obligation Bonds, Refunding Series	No Opt. Call	AAA	1,016,980
	2011, 0.000%, 8/01/37
415	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue	1/25 at 100.00	BBB	466,394
	Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/29
215	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2015A,	No Opt. Call	Baa1	243,550
	5.000%, 7/01/25
8,700	Total California			7,534,157
	Colorado – 2.1%
750	Colorado Bridge Enterprise, Revenue Bonds, Central 70 Project, Senior Series 2017., 4.000%,	12/27 at 100.00	A–	781,965
	6/30/30 (Alternative Minimum Tax)
250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives,	No Opt. Call	BBB+	273,240
	Series 2008D-3, 5.000%, 10/01/38 (Mandatory put 11/12/21)
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
300	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A–	203,736
250	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A–	142,737
5	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007A-1, 5.250%,	No Opt. Call	A–	5,077
	9/01/18 – NPFG Insured
1,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 –	9/20 at 41.72	A–	388,770
	NPFG Insured
500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding	No Opt. Call	N/R	530,245
	Series 2013, 5.000%, 12/01/20, 144A
210	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private	7/20 at 100.00	BBB+	225,865
	Activity Bonds, Series 2010, 6.000%, 1/15/41
100	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series	No Opt. Call	Ba1	99,106
	2017A-1, 3.500%, 12/01/27
3,365	Total Colorado			2,650,741

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut – 1.8%
$ 100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility	5/18 at 100.00	N/R	$ 100,083
	Expansion Church Home of Hartford Inc. Project, TEMPS-50 Series 2016B-2, 2.875%, 9/01/20, 144A
2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University,	No Opt. Call	AAA	2,266,880
	Series 2017C-2, 5.000%, 7/01/57 (Mandatory put 2/01/23)
2,100	Total Connecticut			2,366,963
	Delaware – 0.1%
170	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013,	7/23 at 100.00	BBB	183,889
	5.000%, 7/01/28
	District of Columbia – 0.9%
120	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC	10/22 at 100.00	BB+	122,906
	Issue, Series 2013, 5.000%, 10/01/30
935	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds,	No Opt. Call	A–	1,061,103
	Series 2001, 6.500%, 5/15/33
1,055	Total District of Columbia			1,184,009
	Florida – 3.9%
295	Cape Coral, Florida, Utility Improvement Assessment Bonds, Refunding Various Areas Series	No Opt. Call	AA	291,094
	2017, 3.000%, 9/01/28 – AGM Insured
	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds, Series
	2015A-1:
555	5.000%, 6/01/22	12/21 at 100.00	AA	611,005
390	5.000%, 6/01/25	12/24 at 100.00	AA	447,923
200	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal	No Opt. Call	AA	201,100
	Account Senior Secured Series 2011A-1, 5.000%, 6/01/18
	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds,
	Senior Secured Series 2012A-1:
50	5.000%, 6/01/18	No Opt. Call	AA	50,275
455	5.000%, 6/01/20	No Opt. Call	AA	485,116
	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University,
	Refunding Series 2013:
80	4.750%, 11/01/23	No Opt. Call	BBB–	84,238
370	6.000%, 11/01/33	11/23 at 100.00	BBB–	409,575
985	Florida, Development Finance Corporation, Surface Transportation Facility Revenue Bonds,	1/19 at 105.00	N/R	1,015,023
	Brightline Passenger Rail Project – South Segment, Series 2017., 5.625%, 1/01/47, 144A
	(Alternative Minimum Tax)
	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2009:
10	5.500%, 6/01/29 (Pre-refunded 6/01/19) – AGM Insured	6/19 at 100.00	AA (5)	10,448
10	5.625%, 6/01/34 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA (5)	10,462
480	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010,	No Opt. Call	A	503,563
	5.000%, 10/01/20
90	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH	12/24 at 100.00	BBB+	98,459
	Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/31
	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project,
	Refunding & Capital Improvement Series 2012A:
135	5.000%, 9/01/22	No Opt. Call	A+	150,564
350	5.000%, 9/01/23	9/22 at 100.00	A+	389,886
185	5.000%, 9/01/25	9/22 at 100.00	A+	204,852
4,640	Total Florida			4,963,583
	Georgia – 0.9%
180	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 1995, 5.200%,	8/22 at 100.00	N/R (5)	192,492
	8/01/25 (Pre-refunded 8/01/22) – NPFG Insured
900	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/22 at 100.00	Baa2	1,024,299
	Refunding Series 2012C, 5.250%, 10/01/23
1,080	Total Georgia			1,216,791

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) March 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Guam – 0.3%
$ 140	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/23 at 100.00	A–	$ 153,091
	Series 2013, 5.500%, 7/01/43
150	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43	10/23 at 100.00	BBB	171,831
	(Alternative Minimum Tax)
290	Total Guam			324,922
	Hawaii – 1.4%
200	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	210,276
	University, Series 2013A, 6.250%, 7/01/27
1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric	No Opt. Call	A–	992,920
	Company, Inc. and Subsidiary Projects, Series 2017A, 3.100%, 5/01/26 (Alternative Minimum Tax)
20	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health	7/25 at 100.00	AA–	22,894
	Systems, Series 2015A, 5.000%, 7/01/29
510	Hawaiian Electric Company Inc. and Its Subsidiaries, Special Purpose Revenue Bonds,	No Opt. Call	A–	516,778
	Department of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25
	(Alternative Minimum Tax)
1,730	Total Hawaii			1,742,868
	Idaho – 0.4%
575	Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project,	No Opt. Call	BB+	567,577
	Refunding Series 2016, 2.750%, 10/01/24, 144A
	Illinois – 16.3%
	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016:
10	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	9,555
10	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	9,513
25	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	23,534
25	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	23,002
25	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	23,314
	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016:
15	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	14,332
15	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	14,269
25	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	23,534
35	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	32,457
40	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	37,114
1,215	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series	4/27 at 100.00	A	1,425,632
	2016, 6.000%, 4/01/46
750	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding	12/27 at 100.00	B	885,495
	Series 2017B, 6.750%, 12/01/30, 144A
290	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding	12/27 at 100.00	B	294,872
	Series 2017C, 5.000%, 12/01/30
200	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding	12/27 at 100.00	B	202,742
	Series 2017D, 5.000%, 12/01/31
300	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien	1/25 at 100.00	A	332,319
	Refunding Series 2015A, 5.000%, 1/01/33 (Alternative Minimum Tax)
75	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C, 5.000%, 1/01/27	1/19 at 100.00	BBB+	75,904
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
200	5.000%, 1/01/23	No Opt. Call	BBB+	213,360
225	5.000%, 1/01/24	No Opt. Call	BBB+	241,807
190	5.000%, 1/01/25	No Opt. Call	BBB+	205,202
55	5.000%, 1/01/26	No Opt. Call	BBB+	59,542
325	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 11/15/21	No Opt. Call	AA–	357,058
185	Cook County, Illinois, General Obligation Bonds, Refunding Series 2016A, 5.000%, 11/15/20	No Opt. Call	AA–	199,175
590	Huntley, Illinois, Special Tax Bonds, Special Service Area 10, Refunding Series 2017, 3.300%,	3/26 at 100.00	AA	571,203
	3/01/28 – BAM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 625	Illinois Finance Authority, Gas Supply Refunding Revenue Bonds, The Peoples Gas Light and Coke	No Opt. Call	Aa3	$ 620,269
	Company Project, Series 2010B, 1.875%, 2/01/33 (Mandatory put 8/01/20)
455	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	BBB–	483,997
560	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 4.625%, 9/01/39	9/24 at 100.00	BBB–	574,504
275	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Series 2008A, 5.500%,	7/18 at 100.00	A (5)	277,659
	7/01/38 (Pre-refunded 7/01/18)
1,850	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C, 4.000%, 2/15/24	No Opt. Call	BBB	1,970,324
250	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007, 5.250%, 4/01/22	6/18 at 100.00	Ba2	249,998
	Illinois State, General Obligation Bonds, February Series 2014:
370	5.000%, 2/01/25	2/24 at 100.00	BBB	386,694
325	5.000%, 2/01/26	2/24 at 100.00	BBB	337,617
	Illinois State, General Obligation Bonds, Refunding Series 2012:
390	5.000%, 8/01/20	No Opt. Call	BBB	405,522
335	5.000%, 8/01/21	No Opt. Call	BBB	350,748
1,000	5.000%, 8/01/22	No Opt. Call	BBB	1,044,170
320	5.000%, 8/01/23	No Opt. Call	BBB	334,733
300	Illinois State, General Obligation Bonds, Series 2012A, 4.000%, 1/01/20	No Opt. Call	BBB	303,264
	Illinois State, General Obligation Bonds, Series 2013:
280	5.500%, 7/01/25	7/23 at 100.00	BBB	298,718
240	5.500%, 7/01/26	7/23 at 100.00	BBB	254,998
470	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series	1/26 at 100.00	AA–	538,352
	2016A, 5.000%, 12/01/31
450	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B,	1/26 at 100.00	AA–	506,794
	5.000%, 1/01/37
1,380	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation Bonds,	No Opt. Call	Aa2	1,363,123
	Series 2006, 0.000%, 12/01/18 – NPFG Insured
1,000	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria	12/18 at 79.62	AA	786,650
	County School District 150 Project, Series 2009A, 0.000%, 12/01/22 – AGC Insured
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,
	Series 2010:
725	5.000%, 6/01/19	No Opt. Call	A	750,839
1,025	5.250%, 6/01/21	No Opt. Call	A	1,119,935
220	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series	No Opt. Call	A	251,508
	2017., 5.000%, 6/01/25
310	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	AA	321,675
	Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured
	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group,
	Inc., Series 2013:
50	7.250%, 11/01/33 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (5)	63,035
95	7.250%, 11/01/36 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (5)	119,767
200	7.625%, 11/01/48 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (5)	256,050
	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
230	5.000%, 3/01/33	3/25 at 100.00	A	253,681
145	5.000%, 3/01/34 – AGM Insured	3/25 at 100.00	AA	159,929
500	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source,	No Opt. Call	A+	535,375
	Series 2012, 4.000%, 11/01/22
355	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College	6/18 at 100.00	AA	357,027
	District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008,
	5.750%, 6/01/28
390	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, Limited Tax	10/19 at 103.00	BBB+	412,273
	General Obligation Lease Certificates, Series 2011, 7.000%, 10/15/22
19,945	Total Illinois			20,964,163

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) March 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 2.0%
$ 115	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	10/19 at 100.00	B	$ 116,388
	Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21
140	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A,	10/24 at 100.00	A	156,499
	5.000%, 10/01/31
255	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public	No Opt. Call	BBB+	264,664
	Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – NPFG Insured
250	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012, 4.750%, 2/01/21	No Opt. Call	N/R	257,245
250	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding	8/24 at 100.00	A	281,372
	Series 2014, 5.000%, 2/01/29
875	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc.	No Opt. Call	A1	872,568
	Project, Series 2008, 1.850%, 6/01/44 (Mandatory put 10/01/19)
600	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc.	No Opt. Call	A1	674,718
	Project, Series 2015, 5.000%, 11/01/45 (Mandatory put 11/01/22) (Alternative Minimum Tax)
2,485	Total Indiana			2,623,454
	Iowa – 1.1%
500	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/27	6/20 at 100.00	A2 (5)	536,245
	(Pre-refunded 6/15/20)
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company
	Project, Series 2013:
215	5.500%, 12/01/22	12/18 at 100.00	B	218,057
200	5.250%, 12/01/25	12/23 at 100.00	B	213,064
185	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company	6/19 at 105.00	B	197,345
	Project, Series 2016, 5.875%, 12/01/27, 144A
220	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company	6/31 at 100.00	B	230,923
	Project, Series 2018A, 5.250%, 12/01/50 (Mandatory put 12/01/33)
1,320	Total Iowa			1,395,634
	Kansas – 0.1%
105	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds,	No Opt. Call	A+	117,293
	Refunding & Improvement Series 2014A, 5.000%, 9/01/22
	Kentucky – 1.0%
550	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health,	6/27 at 100.00	Baa3	608,707
	Refunding Series 2017A, 5.000%, 6/01/31
350	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds,	6/18 at 100.00	AA (5)	352,404
	Louisville Arena Authority, Inc., Series 2008-A1, 5.750%, 12/01/28 (Pre-refunded 6/01/18) –
	AGC Insured
340	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease	6/21 at 100.00	A1	368,669
	Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29
1,240	Total Kentucky			1,329,780
	Louisiana – 3.3%
240	De Soto Parrish, Louisiana, Pollution Control Revenue Bonds, Southwestern Electric Power	No Opt. Call	A–	240,744
	Company Project, Refunding Series 2010, 1.600%, 1/01/19
455	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East	7/21 at 100.00	B+	465,956
	Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41
	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006-C1:
175	5.875%, 6/01/23 (Pre-refunded 6/01/18)	6/18 at 100.00	AA (5)	176,237
10	6.000%, 6/01/24 (Pre-refunded 6/01/18)	6/18 at 100.00	AA (5)	10,073
1,200	Louisiana Local Government Environmental Facilities and Community Development Authority,	11/27 at 100.00	BBB	1,187,796
	Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017, 3.500%, 11/01/32
150	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/26 at 100.00	A3	170,540
	Refunding Series 2016, 5.000%, 5/15/29

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 100	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/27 at 100.00	A3	$ 114,132
	Refunding Series 2017, 5.000%, 5/15/30
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,
	Series 2015:
525	5.000%, 5/15/22	No Opt. Call	A3	580,797
335	5.000%, 5/15/24	No Opt. Call	A3	381,813
110	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/25	No Opt. Call	AA–	127,730
100	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015, 5.000%, 6/01/32	6/25 at 100.00	A	111,570
590	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series	No Opt. Call	BBB	627,878
	2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)
3,990	Total Louisiana			4,195,266
	Maine – 0.0%
35	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/22	No Opt. Call	BBB+	38,770
	Maryland – 0.3%
335	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017,	9/27 at 100.00	BBB–	386,161
	5.000%, 9/01/30
	Massachusetts – 1.0%
200	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue,	7/24 at 100.00	BB+	217,974
	Series 2014A, 5.000%, 7/01/27
500	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007,	6/18 at 100.00	N/R	500,970
	5.000%, 10/01/19
	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc.,
	Series 2001A:
100	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	6/18 at 100.00	N/R	101,386
470	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/18 at 100.00	N/R	476,495
1,270	Total Massachusetts			1,296,825
	Michigan – 1.1%
400	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development	No Opt. Call	BB	311,588
	Area 1 Projects, Series 1996B, 0.000%, 7/01/23
150	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%,	No Opt. Call	A–	175,699
	7/01/29 – FGIC Insured
150	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/25 at 100.00	A–	164,985
	Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C,
	5.000%, 7/01/34
705	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County	12/25 at 100.00	A	784,002
	Airport, Refunding Series 2015F, 5.000%, 12/01/33 (Alternative Minimum Tax)
1,405	Total Michigan			1,436,274
	Missouri – 1.2%
100	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson	11/25 at 100.00	N/R	101,041
	Shoppes Redevelopment Project, Refunding Series 2017A, 4.000%, 11/01/26
100	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds,	5/23 at 100.00	BBB+	109,564
	Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33
30	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds,	11/23 at 100.00	BBB	30,283
	Saint Louis College of Pharmacy, Series 2015B, 4.000%, 5/01/32
1,070	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series	No Opt. Call	A–	1,117,925
	2005, 5.500%, 7/01/19 – NPFG Insured
140	St. Louis County, Missouri, GNMA Collateralized Mortgage Revenue Bonds, Series 1989A, 8.125%,	7/20 at 100.00	AA+ (5)	151,399
	8/01/20 (Pre-refunded 7/01/20) (Alternative Minimum Tax)
1,440	Total Missouri			1,510,212

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) March 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Montana – 0.3%
$ 260	Billings, Montana, Tax Increment Urban Renewal Revenue Bonds, Expanded North 27th Street,	1/23 at 100.00	N/R	$ 271,006
	Series 2013A, 5.000%, 7/01/33
120	University of Montana, Revenue Bonds, Series 1996D, 5.375%, 5/15/19 – NPFG Insured (ETM)	No Opt. Call	N/R (5)	122,191
380	Total Montana			393,197
	Nebraska – 0.1%
100	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools	6/22 at 100.00	AA–	107,015
	Series 2012, 4.000%, 6/15/23
	Nevada – 2.3%
1,470	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	1,569,754
250	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%,	6/19 at 100.00	BBB+ (5)	268,402
	6/15/30 (Pre-refunded 6/15/19)
50	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence,	No Opt. Call	N/R	53,680
	Refunding Series 2013, 5.000%, 6/01/22
175	Washoe County, Nevada, Gas and Water Facilities Revenue Bonds, Sierra Pacific Power Company,	No Opt. Call	A+	178,644
	Refunding Series 2016B, 3.000%, 3/01/36 (Mandatory put 6/01/22)
775	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority,	7/21 at 100.00	AA	849,710
	Refunding Series 2011, 5.000%, 7/01/23
2,720	Total Nevada			2,920,190
	New Hampshire – 0.1%
105	Business Finance Authority of the State of New Hampshire, Water Facility Revenue Bonds,	1/26 at 100.00	A+	105,891
	Pennichuck Water Works, Inc. Project ,Series 2015A, 4.250%, 1/01/36 (Alternative Minimum Tax)
	New Jersey – 7.9%
510	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds,	2/24 at 100.00	BBB+	555,599
	Cooper Health System Obligated Group Issue, Refunding Series 2014A, 5.000%, 2/15/30
300	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue	No Opt. Call	BBB–	325,035
	Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
150	4.000%, 6/15/19	No Opt. Call	BBB+	153,427
280	5.000%, 6/15/20	No Opt. Call	BBB+	296,366
150	5.000%, 6/15/21	No Opt. Call	BBB+	161,698
345	5.000%, 6/15/22	No Opt. Call	BBB+	377,585
375	5.000%, 6/15/23	6/22 at 100.00	BBB+	408,547
210	5.000%, 6/15/24	6/22 at 100.00	BBB+	228,091
510	5.000%, 6/15/25	6/22 at 100.00	BBB+	552,044
150	5.000%, 6/15/26	6/22 at 100.00	BBB+	161,934
100	4.250%, 6/15/27	6/22 at 100.00	BBB+	104,132
300	5.000%, 6/15/28	6/22 at 100.00	BBB+	322,761
220	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	BBB	243,538
	Replacement Project, Series 2013, 5.000%, 1/01/28 (Alternative Minimum Tax)
1,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding	6/25 at 100.00	A–	1,088,050
	Series 2015XX, 5.000%, 6/15/27
	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset
	Transformation Program, Series 2008A:
40	5.250%, 10/01/38 (Pre-refunded 10/01/18)	10/18 at 100.00	N/R (5)	40,738
75	5.250%, 10/01/38 (Pre-refunded 10/01/18)	10/18 at 100.00	BBB+ (5)	76,327
1,095	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior Lien	12/26 at 100.00	Aaa	1,097,376
	Series 2017-1A, 3.750%, 12/01/31 (Alternative Minimum Tax)
1,280	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	A–	623,898
	Appreciation Series 2010A, 0.000%, 12/15/33
1,590	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D,	No Opt. Call	A–	1,741,432
	5.000%, 12/15/23
330	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/19	No Opt. Call	A+	338,138

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 270	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue	No Opt. Call	BBB–	$ 290,768
	Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)
250	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding Series	No Opt. Call	Baa1	248,678
	2012Q, 3.000%, 1/01/22
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,
	Series 2007-1A:
190	4.500%, 6/01/23 (Pre-refunded 4/26/18)	4/18 at 100.00	BBB+ (5)	190,728
230	4.625%, 6/01/26 (Pre-refunded 4/26/18)	4/18 at 100.00	BBB (5)	230,198
200	4.750%, 6/01/34 (Pre-refunded 4/26/18)	4/18 at 100.00	BB– (5)	199,996
70	5.000%, 6/01/41 (Pre-refunded 4/26/18)	4/18 at 100.00	B (5)	69,998
10,220	Total New Jersey			10,127,082
	New Mexico – 1.0%
715	Farmington, New Mexico, Pollution Control Revenue Bonds, Southern California Edison Company –	No Opt. Call	Aa3	710,210
	Four Corners Project, Refunding Series 2005A, 1.875%, 4/01/29 (Mandatory put 4/01/20)
490	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding	8/19 at 100.00	A1	509,154
	Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)
1,205	Total New Mexico			1,219,364
	New York – 4.0%
220	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	1/20 at 100.00	AA+ (5)	236,621
	Bonds, Barclays Center Project, Series 2009, 6.000%, 7/15/30 (Pre-refunded 1/15/20)
	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds,
	Catholic Health System, Inc. Project, Series 2015:
210	5.000%, 7/01/23	No Opt. Call	BBB+	236,636
195	5.000%, 7/01/24	No Opt. Call	BBB+	222,653
200	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center	6/27 at 100.00	BBB–	222,832
	Obligated Group, Series 2017, 5.000%, 12/01/28, 144A
775	Dormitory Authority of the State of New York, State University Educational Facilities Revenue	5/22 at 100.00	AA	862,854
	Bonds, Third General Resolution, Series 2012A, 5.000%, 5/15/25
165	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series	2/21 at 100.00	AA–	179,835
	2011A, 5.750%, 2/15/47
270	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series	2/21 at 100.00	Aa3 (5)	299,260
	2011A, 5.750%, 2/15/47 (Pre-refunded 2/15/21)
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
240	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	217,140
170	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	144,021
835	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds,	No Opt. Call	A–	839,977
	New York State Electric and Gas Corporation, Series 2005A, 2.375%, 7/01/26 (Mandatory
	put 5/01/20) (Alternative Minimum Tax)
275	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series	No Opt. Call	A–	284,768
	2013A, 5.000%, 5/01/19
	New York Transportation Development Corporation, New York, Special Facility Revenue Refunding
	Bonds, Terminal One Group Association, L.P. Project, Series 2015:
60	5.000%, 1/01/22 (Alternative Minimum Tax)	No Opt. Call	A–	65,462
60	5.000%, 1/01/23 (Alternative Minimum Tax)	No Opt. Call	A–	66,020
	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport
	Terminal B Redevelopment Project, Series 2016A:
135	4.000%, 7/01/32 (Alternative Minimum Tax)	7/24 at 100.00	BBB	140,133
175	4.000%, 7/01/33 (Alternative Minimum Tax)	7/24 at 100.00	BBB	180,955
185	5.000%, 7/01/34 (Alternative Minimum Tax)	7/24 at 100.00	BBB	203,265
275	5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	298,265
400	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding	No Opt. Call	AA–	444,616
	Series 2013B, 5.000%, 11/15/21
4,845	Total New York			5,145,313

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) March 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina – 1.3%
$ 1,315	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2015C,	1/26 at 100.00	A	$ 1,517,089
	5.000%, 1/01/29
250	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Capital Appreciation	7/26 at 96.08	BBB–	178,695
	Series 2017C, 0.000%, 7/01/27
1,565	Total North Carolina			1,695,784
	North Dakota – 0.8%
	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center
	Project, Series 2014A:
200	5.000%, 7/01/29 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	218,752
650	5.000%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	710,944
115	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C.,	No Opt. Call	BBB–	129,743
	5.000%, 6/01/28
965	Total North Dakota			1,059,439
	Ohio – 5.2%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Senior Lien, Series 2007A-2:
100	5.375%, 6/01/24	5/18 at 100.00	B–	98,935
1,815	5.125%, 6/01/24	5/18 at 100.00	B–	1,779,226
725	5.875%, 6/01/30	5/18 at 100.00	B–	721,513
150	5.750%, 6/01/34	5/18 at 100.00	B–	147,375
480	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project,	6/23 at 100.00	Baa2	503,458
	Series 2013, 5.000%, 6/15/43
50	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding	8/18 at 100.00	A3	50,681
	Series 2008C, 5.500%, 8/15/24
225	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding	8/18 at 100.00	N/R (5)	228,215
	Series 2008C, 5.500%, 8/15/24 (Pre-refunded 8/15/18)
	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds,
	Series 2012C:
25	4.000%, 10/01/18	No Opt. Call	Aa3	25,301
30	4.000%, 10/01/19	No Opt. Call	Aa3	31,014
40	4.000%, 10/01/20	No Opt. Call	Aa3	42,027
45	5.000%, 10/01/21	No Opt. Call	Aa3	49,471
35	5.000%, 10/01/22	No Opt. Call	Aa3	39,124
45	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds,	No Opt. Call	Ca	14,231
	FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (6)
100	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	Ca	31,625
	Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (Mandatory put 3/01/19) (6)
260	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	B3	229,388
	Generation Corporation Project, Refunding Series 2009C, 5.625%, 6/01/18 (6)
490	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	Ca	154,963
	Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18) (6)
90	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	Ca	28,463
	Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33
	(Mandatory put 7/02/18) (6)
130	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	Ca	41,113
	Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33 (Mandatory put 6/01/20) (6)
45	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project,	No Opt. Call	N/R	45,071
	Series 2017, 3.750%, 1/15/28, 144A (Alternative Minimum Tax)
2,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien	2/31 at 100.00	Aa3	1,937,820
	Convertible Series 2013A-3, 0.000%, 2/15/34 (4)
230	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	Ca	72,738
	Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21) (6)
120	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	Ca	37,950
	Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/19 (6)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 110	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	Ca	$ 34,788
	Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (Mandatory put 6/03/19) (6)
110	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	Ca	34,788
	Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33 (Mandatory put 4/01/20) (6)
220	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	Ca	69,575
	Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33 (Mandatory put 7/01/20) (6)
235	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	CCC–	74,319
	Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33 (Mandatory put 6/03/19) (6)
100	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities	3/25 at 100.00	N/R	102,310
	Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 5.375%, 3/01/27
8,005	Total Ohio			6,625,482
	Oklahoma – 0.4%
250	Comanche County Educational Facilities Authority, Oklahoma, Educational Facilities Lease	12/27 at 100.00	A	289,610
	Revenue Bonds, Elgin Public Schools Project, Series 2017A, 5.000%, 12/01/31
200	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project,	No Opt. Call	Baa3	229,064
	Series 2018B, 5.000%, 8/15/28 (WI/DD, Settling 4/04/18)
450	Total Oklahoma			518,674
	Oregon – 0.6%
1,250	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation	6/27 at 85.82	AA+	770,475
	Bonds, Deferred Interest Series 2017B, 0.000%, 6/15/31
	Pennsylvania – 6.0%
220	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	Ca	71,500
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35
	(Mandatory put 4/02/18) (6)
200	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds,	No Opt. Call	A1	194,676
	Pennsylvania Power and Light Company, Series 2016A, 1.800%, 9/01/29 (Mandatory put 9/01/22)
455	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds,	No Opt. Call	A1	438,038
	Pennsylvania Power and Light Company, Series 2016B, 1.800%, 2/15/27 (Mandatory put 8/15/22)
200	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds,	12/19 at 100.00	N/R (5)	219,650
	Series 2009, 7.750%, 12/15/27 (Pre-refunded 12/15/19)
500	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	BBB	501,505
	Bonds, PECO Energy Company Project, Refunding Series 1996A, 2.600%, 3/01/34 (Mandatory
	put 9/01/20)
500	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	BBB	501,260
	Bonds, PECO Energy Company Project, Refunding Series 1999A, 2.500%, 10/01/30 (Mandatory
	put 4/01/20)
5	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	No Opt. Call	Ca	1,581
	Shippingport Project, First Energy Guarantor., Series 2006A, 2.550%, 11/01/41 (Mandatory
	put 12/03/18) (6)
415	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert	10/19 at 100.00	N/R (5)	439,805
	Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)
500	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol	1/24 at 100.00	AA	568,025
	Region Parking System, Junior Guaranteed Series 2013B, 5.500%, 1/01/27
250	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol	1/24 at 100.00	AA	285,150
	Region Parking System, Junior Insured Series 2013C, 5.500%, 1/01/26 – AGM Insured
230	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds,	No Opt. Call	BBB	261,567
	Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 12/31/25 (Alternative
	Minimum Tax)
95	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Arts,	6/18 at 100.00	AA (5)	99,161
	Series 1999, 5.150%, 3/15/20 – AGC Insured (ETM)

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) March 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 250	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-125A.,	4/27 at 100.00	AA+	$ 246,058
	3.400%, 10/01/32 (Alternative Minimum Tax)
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2010A1&2:
115	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (5)	125,785
475	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	AA– (5)	520,847
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second
	Series 2016B-2:
560	5.000%, 6/01/29	6/26 at 100.00	A3	633,158
580	5.000%, 6/01/35	6/26 at 100.00	A3	639,543
540	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 –	5/19 at 100.00	N/R (5)	569,981
	NPFG Insured (ETM)
65	Quakertown General Authority Health Facilities Revenue USDA Loan Anticipation Notes and	7/19 at 100.00	N/R	65,025
	Revenue Bonds for LifeQuest Obligated Group, Pennsylvania, Series 2017A, 3.125%, 7/01/21
60	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds,	No Opt. Call	BB+	57,814
	Marywood University, Series 2016, 3.375%, 6/01/26
875	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East,	5/19 at 100.00	AA–	915,644
	Series 2009D, 6.250%, 11/15/34
330	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community	No Opt. Call	A–	364,251
	Hospital Project, Refunding & Improvement Series 2011, 5.750%, 8/01/21
7,420	Total Pennsylvania			7,720,024
	Rhode Island – 0.2%
200	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England	9/23 at 100.00	BB– (5)	233,604
	Health System, Series 2013A, 5.500%, 9/01/28 (Pre-refunded 9/01/23)
	South Carolina – 3.7%
1,540	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Refunding Series	No Opt. Call	A3 (5)	1,598,643
	1991, 6.750%, 1/01/19 – FGIC Insured (ETM)
3,040	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Refunding Series	No Opt. Call	A3	3,153,210
	1991, 6.750%, 1/01/19 – FGIC Insured
4,580	Total South Carolina			4,751,853
	Tennessee – 1.2%
	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds,
	Covenant Health, Refunding Series 2012A:
105	4.000%, 1/01/22	No Opt. Call	A	111,560
180	5.000%, 1/01/23	No Opt. Call	A	200,691
100	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board,	No Opt. Call	N/R	98,303
	Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A,
	4.625%, 6/15/27, 144A
1,085	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2017A, 4.000%, 5/01/48	5/23 at 100.43	A	1,160,538
	(Mandatory put 5/01/23)
1,470	Total Tennessee			1,571,092
	Texas – 6.2%
10	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Refunding Series	5/20 at 100.00	AA (5)	10,844
	2010, 5.875%, 5/01/40 (Pre-refunded 5/01/20)
	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Refunding Bonds,
	Series 2009:
65	5.000%, 5/01/29 (Pre-refunded 5/01/19)	5/19 at 100.00	AA (5)	67,330
165	5.000%, 5/01/39 (Pre-refunded 5/01/19)	5/19 at 100.00	AA (5)	170,915
25	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities	4/18 at 100.00	C	—
	Electric Company, Series 2003D, 5.400%, 10/01/29 (6)
540	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%,	1/21 at 100.00	BBB+ (5)	602,354
	1/01/46 (Pre-refunded 1/01/21)
1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	BBB+	1,123,080
	5.000%, 1/01/31

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 155	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series	No Opt. Call	A3	$ 176,063
	2014C, 5.000%, 11/15/24
395	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series	11/24 at 100.00	AA	451,758
	2014A, 5.000%, 11/15/26 – AGM Insured
50	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc.	7/24 at 100.00	BB–	54,517
	Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)
500	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment	No Opt. Call	A2	433,615
	Project, Series 2001B, 0.000%, 9/01/23 – AMBAC Insured
430	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series	11/25 at 100.00	A1	487,895
	2015, 5.000%, 11/01/28 (Alternative Minimum Tax)
300	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/20 at 100.00	A3	321,789
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
100	5.000%, 12/01/25	No Opt. Call	B1	105,122
100	5.250%, 12/01/28	12/25 at 100.00	B1	104,611
250	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series	10/18 at 103.00	BB–	260,080
	2016B, 5.750%, 10/01/31, 144A (Alternative Minimum Tax)
	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds,
	Children’s Medical Center Dallas Project, Series 2012:
425	5.000%, 8/15/24 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (5)	475,970
380	5.000%, 8/15/25 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (5)	425,573
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital
	Appreciation Series 2011C:
100	0.000%, 9/01/43 (Pre-refunded 9/01/31) (4)	9/31 at 100.00	AA+ (5)	109,817
490	0.000%, 9/01/45 (Pre-refunded 9/01/31) (4)	9/31 at 100.00	AA+ (5)	588,421
760	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series	9/21 at 100.00	AA+ (5)	837,186
	2011D, 5.000%, 9/01/24 (Pre-refunded 9/01/21)
455	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2014A,	No Opt. Call	A1	511,211
	5.000%, 1/01/23
110	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series	12/22 at 100.00	A3	120,128
	2012, 5.000%, 12/15/32
475	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier	8/24 at 100.00	BBB+	525,317
	Refunding Series 2015C, 5.000%, 8/15/31
7,280	Total Texas			7,963,596
	Virginia – 0.7%
100	Peninsula Ports Authority of Virginia, Coal Terminal Revenue Bonds, Dominion Terminal Associates	No Opt. Call	BBB	99,736
	Project-DETC Issue, Refunding Series 2003, 1.550%, 10/01/33 (Mandatory put 10/01/19)
575	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River	7/22 at 100.00	BBB	628,981
	Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)
200	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal	No Opt. Call	A2	199,392
	Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 2.150%, 10/01/40
	(Mandatory put 9/01/20)
875	Total Virginia			928,109
	Washington – 2.2%
1,000	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015C, 5.000%, 4/01/23	No Opt. Call	AA–	1,119,690
	(Alternative Minimum Tax)
1,050	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research	1/21 at 100.00	A	1,119,174
	Center, Series 2011A, 5.375%, 1/01/31
585	Whidbey Island Public Hospital District, Island County, Washington, General Obligation Bonds,	12/22 at 100.00	Baa2	627,342
	Whidbey General Hospital, Series 2013, 5.500%, 12/01/33
2,635	Total Washington			2,866,206

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) March 31, 2018

Principal			Optional Call
Amount (000)	Description (1)		Provisions (2)	Ratings (3)	Value
	West Virginia – 0.6%
$ 100	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue, University		No Opt. Call	N/R	$ 100,101
	Town Centre Economic Opportunity Development District, Refunding & Improvement Series
	2017A, 4.500%, 6/01/27, 144A
120	West Virginia Economic Development Authority, Energy Revenue Bonds, Morgantown Energy		No Opt. Call	Baa3	117,653
	Associates Project, Refunding Series 2016, 2.875%, 12/15/26 (Alternative Minimum Tax)
250	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds,		No Opt. Call	A–	245,533
	Appalachian Power Company – Amos Project, Series 2011A, 1.700%, 1/01/41 (Mandatory put
	9/01/20) (Alternative Minimum Tax)
240	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health		6/27 at 100.00	A	242,162
	System Obligated Group, Improvement Series 2017A, 3.375%, 6/01/29
710	Total West Virginia				705,449
	Wisconsin – 4.0%
600	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American		12/27 at 100.00	N/R	690,090
	Dream @ Meadowlands Project, Series 2017, 6.500%, 12/01/37, 144A
185	Public Finance Authority of Wisconsin, Revenue Bonds, Denver international Airport Great Hall		9/27 at 100.00	BBB–	203,015
	Project, Series 2017., 5.000%, 9/30/49 (Alternative Minimum Tax)
350	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management		5/26 at 100.00	A–	348,194
	Inc., Refunding Series 2016A-2, 2.875%, 5/01/27 (Alternative Minimum Tax)
	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A:
755	4.000%, 4/01/20		No Opt. Call	AA–	786,944
25	5.000%, 4/01/22		No Opt. Call	AA–	27,744
325	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care,		No Opt. Call	A+	346,872
	Inc., Series 2010B, 5.000%, 7/15/20
675	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care,		7/21 at 100.00	A+	730,735
	Inc., Series 2012A, 5.000%, 7/15/25
1,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare		12/24 at 100.00	AA–	1,709,115
	Inc., Series 2015, 5.000%, 12/15/26
	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
45	5.000%, 5/01/21		5/19 at 100.00	Aa2	46,638
30	5.375%, 5/01/25		5/19 at 100.00	Aa2	31,182
35	5.625%, 5/01/28		5/19 at 100.00	Aa2	36,461
	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
30	5.375%, 5/01/25 (Pre-refunded 5/01/19)		5/19 at 100.00	N/R (5)	31,211
5	5.625%, 5/01/28 (Pre-refunded 5/01/19)		5/19 at 100.00	N/R (5)	5,215
35	6.000%, 5/01/33 (Pre-refunded 5/01/19)		5/19 at 100.00	N/R (5)	36,646
155	6.000%, 5/01/33 (Pre-refunded 5/01/19)		5/19 at 100.00	Aa2 (5)	162,290
4,750	Total Wisconsin				5,192,352
$ 124,680	Total Municipal Bonds (cost $122,471,761)				126,767,303

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0%
	Transportation – 0.0%
$ 16	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$ 10,297
4	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/55	N/R	2,196
20	Total Corporate Bonds (cost $1,365)				12,493
	Total Long-Term Investments (cost $122,473,126)				126,779,796

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.4%

	MUNICIPAL BONDS – 0.4%

	Florida – 0.4%
$ 585	Miami-Dade County School Board, Florida, Variable Rate Demand Obligation, Certificates of	6/18 at 100.00	A-2	$ 585,000
	Participation, Tender Option Bond Floater 2013-005, 1.810%, 5/01/37, 144A (9)
	Total Short-Term Investments (cost $585,000)			585,000
	Total Investments (cost $123,058,126) – 99.0%			127,364,796
	Other Assets Less Liabilities – 1.0%			1,268,538
	Net Assets – 100%			$ 128,633,334

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund's Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund's records.

(9)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
March 31, 2018

Assets
Long-term investments, at value (cost $122,473,126)	$126,779,796
Short-term investments, at value (cost approximates value)	585,000
Cash	409,467
Receivable for interest	1,582,685
Other assets	468
Total assets	129,357,416
Liabilities
Payable for:
Dividends	316,287
Investments purchased	273,326
Accrued expenses:
Management fees	50,130
Trustees fees	1,714
Other	82,625
Total liabilities	724,082
Net assets	$128,633,334
Shares outstanding	12,445,363
Net asset value (“NAV”) per share outstanding	$10.34

Net assets consist of:
Shares, $.01 par value per share	$124,454
Paid-in surplus	123,843,472
Undistributed (Over-distribution of) net investment income	380,051
Accumulated net realized gain (loss)	(21,313)
Net unrealized appreciation (depreciation)	4,306,670
Net assets	$128,633,334
Authorized shares	Unlimited

See accompanying notes to financial statements.

Statement of Operations
Year Ended March 31, 2018

Investment Income	$4,919,940
Expenses
Management fees	598,119
Custodian fees	45,455
Trustees fees	3,941
Professional fees	24,699
Shareholder reporting expenses	36,766
Shareholder servicing agent fees	3,641
Stock exchange listing fees	6,968
Investor relations expense	9,710
Other	21,960
Total expenses	751,259
Net investment income (loss)	4,168,681
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	21,782
Change in net unrealized appreciation (depreciation) of investments	386,371
Net realized and unrealized gain (loss)	408,153
Net increase (decrease) in net assets from operations	$4,576,834

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Year	Year
	Ended	Ended
	3/31/18	3/31/17
Operations
Net investment income (loss)	$4,168,681	$3,954,543
Net realized gain (loss) from investments	21,782	69,578
Change in net unrealized appreciation (depreciation) of investments	386,371	(4,483,778)
Net increase (decrease) in net assets from operations	4,576,834	(459,657)
Distributions to Shareholders
From net investment income	(3,906,599)	(3,916,297)
From accumulated net realized gains	—	(24,891)
Decrease in net assets from distributions to shareholders	(3,906,599)	(3,941,188)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	26,761
Net increase (decrease) in net assets from capital share transactions	—	26,761
Net increase (decrease) in net assets	670,235	(4,374,084)
Net assets at the beginning of period	127,963,099	132,337,183
Net assets at the end of period	$128,633,334	$127,963,099
Undistributed (Over-distribution of) net investment income at the end of period	$380,051	$128,608

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions
		Net	Net			From
		Investment	Realized/		From Net	Accumulated				Ending
	Beginning	Income	Unrealized		Investment	Net Realized			Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains		Total	NAV	Price
Year Ended 3/31:
2018	$10.28	$0.33	$0.04	$0.37	$(0.31)	$—		$(0.31)	$10.34	$9.69
2017	10.64	0.32	(0.36)	(0.04)	(0.32)	—	*	(0.32)	10.28	9.93
2016	10.59	0.32	0.06	0.38	(0.33)	—		(0.33)	10.64	10.57
2015	10.38	0.34	0.21	0.55	(0.34)	—		(0.34)	10.59	10.78
2014	10.63	0.36	(0.27)	0.09	(0.34)	—		(0.34)	10.38	10.18

			Ratios/Supplemental Data

Total Returns			Ratios to Average Net Assets
	Based			Net
Based	on	Ending		Investment	Portfolio
on	Share	Net Assets		Income	Turnover
NAV(a)	Price(a)	(000)	Expenses	(Loss)	Rate(b)

3.65%	0.67%	$128,633	0.58%	3.20%	18%
(0.43)	(3.13)	127,963	0.58	3.01	15
3.66	1.24	132,337	0.57	3.01	20
5.37	9.39	131,818	0.58	3.23	16
0.95	1.83	129,153	0.58	3.44	15

(a)
Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(b)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.
See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies
General Information
Fund Information
The fund covered in this report and its corresponding New York Stock Exchange (“NYSE”) symbol is Nuveen Select Maturities Municipal Fund (NIM) (the “Fund”). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on July 23, 1992.
The end of the reporting period for the Fund is March 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended March 31, 2018 (the “current fiscal period”).
Investment Adviser
The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.
Investment Objective and Principal Investment Strategies
The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital by investing in an investment-grade quality portfolio of municipal obligations with intermediate characteristics. In managing its portfolio, the Fund has purchased municipal obligations having remaining effective maturities of no more than fifteen years with respect to 80% of its total assets that, in the opinion of the Sub-Adviser, represent the best value in terms of the balance between yield and capital preservation currently available from the intermediate sector of the municipal market. The Sub-Adviser will actively monitor the effective maturities of the Fund’s investments in response to prevailing market conditions, and will adjust its portfolio consistent with its investment policy of maintaining an average effective remaining maturity of twelve years or less.
Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$226,252

Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Compensation
The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Notes to Financial Statements (continued)
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Municipal Bonds*	$—	$126,767,303	$—		$126,767,303
Corporate Bonds**	—	—	12,493	***	12,493
Short-Term Investments:
Municipal Bonds*	—	585,000	—		585,000
Total	$—	$127,352,303	$12,493		$127,364,796

* Refer to the Fund’s Portfolio of Investments for state classifications.
** Refer to the Fund’s Portfolio of Investments for industry classifications.
*** Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Fund is authorized to invest in derivative instruments and may do so in the future, it did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Transactions in Fund shares during the Fund’s current and prior fiscal period, were as follows:

	Year	Year
	Ended	Ended
	3/31/18	3/31/17
Shares issued to shareholders due to reinvestment of distributions	—	2,482

5. Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period aggregated $24,033,571 and $23,513,399, respectively.
6. Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment

Notes to Financial Statements (continued)
transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.
The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis as of March 31, 2018.

Tax cost of investments	$122,900,249
Gross unrealized:
Appreciation	$5,570,206
Depreciation	(1,105,659)
Net unrealized appreciation (depreciation) of investments	$4,464,547

Permanent differences, primarily due to taxable market discount and federal taxes paid, resulted in reclassifications among the Fund’s components of net assets as of March 31, 2018, the Fund’s tax year end, as follows:

Paid-in-surplus	$(49)
Undistributed (Over-distribution of) net investment income	(10,639)
Accumulated net realized gain (loss)	10,688

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2018, the Fund’s tax year end, were as follows:

Undistributed net tax-exempt income[1]	$483,812
Undistributed net ordinary income[2]	40,795
Undistributed net long-term capital gains	—
1 Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 1, 2018, paid on April 2, 2018.
2 Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended March 31, 2018 and March 31, 2017 was designated for purposes of the dividends paid deduction as follows:

2018
Distributions from net tax-exempt income[3]	$3,882,953
Distributions from net ordinary income[2]	23,646
Distributions from net long-term capital gains	—
2017
Distributions from net tax-exempt income	$3,900,840
Distributions from net ordinary income[2]	33,870
Distributions from net long-term capital gains	6,414
2 Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3 The Fund hereby designates these amounts paid during the fiscal year ended March 31, 2018, as Exempt Interest Dividends.

As of March 31, 2018, the Fund’s tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward - not subject to expiration	$167

7. Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual Fund-level fee, payable monthly, is calculated according to the following schedule:
Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.3000%
For the next $125 million	0.2875
For the next $250 million	0.2750
For the next $500 million	0.2625
For the next $1 billion	0.2500
For the next $3 billion	0.2250
For managed assets over $5 billion	0.2125

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily net assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of March 31, 2018, the complex-level fee rate for the Fund was 0.1595%.

Other Transactions with Affiliates
The Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Fund did not engage in inter-fund trades pursuant to these procedures.

Notes to Financial Statements (continued)

8. Borrowing Arrangements
Uncommitted Line of Credit
During the current fiscal period, the Fund participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Fund participated in the Unsecured Credit Line, it did not have any outstanding balances during the current fiscal period.
The Unsecured Credit Line was not renewed after its schedule termination date on July 27, 2017.
Committed Line of Credit
The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including the Fund covered by this shareholder report. The credit facility expires in July 2018 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% (1.25% prior to July 27, 2017) per annum or (b) the Fed Funds rate plus 1.00% (1.25% prior to July 27, 2017) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund utilized this facility.
The Fund’s maximum outstanding balance during the utilization period was as follows:

Maximum outstanding balance	$3,456,066

During the Fund’s utilization period, during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

Average daily balance outstanding	$3,456,066
Average annual interest rate	2.56%

Inter-Fund Borrowing and Lending
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period, the Fund did not enter into any inter-fund loan activity.
9. New Accounting Pronouncements
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

Additional Fund Information (Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered		Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm		Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP		Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street		Company, N.A.
	Boston, MA 02111		Chicago, IL 60601		250 Royall Street
Canton, MA 02021
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases
The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.
NIM
Shares repurchased	—
FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)
■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturity dates between 3 and 14.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Board Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■ WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	171

■ JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III
President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
171

■ WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2003 Class I
Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
171

■ ALBIN F. MOSCHNER 1952 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III
Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).
171

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■ JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II
Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.

171

■ JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I
Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).

171

■ CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I
Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).

171

■ TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2008 Class II
Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

171

■ MARGARET L. WOLFF 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I
Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York- Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.

171

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■ ROBERT L. YOUNG(2) 1963 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2017 Class II	Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	169

Interested Board Member:

■ MARGO L. COOK(3)(4) 1964 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III
President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since July 2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (October 2016- August 2017), formerly, Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.
				171

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■ CEDRIC H. ANTOSIEWICZ
Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.

1962	Chief
333 W. Wacker Drive	Administrative	2007		75
Chicago, IL 6o6o6	Officer

■ STEPHEN D. FOY
Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.

1954
333 W. Wacker Drive	Vice President	1998		171
Chicago, IL 6o6o6	and Controller

■ NATHANIEL T. JONES			Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.
1979				171
333 W. Wacker Drive	Vice President	2016
Chicago, IL 6o6o6	and Treasurer

■ WALTER M. KELLY			Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970	Chief Compliance			171
333 W. Wacker Drive	Officer and	2003
Chicago, IL 6o6o6	Vice President

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■ DAVID J. LAMB			Managing Director (since January 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.
1963				75
333 W. Wacker Drive	Vice President	2015
Chicago, IL 6o6o6

■ TINA M. LAZAR			Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961				171
333 W. Wacker Drive	Vice President	2002
Chicago, IL 6o6o6

■ KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2007
Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016- 2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
				171

■ WILLIAM T. MEYERS 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President	2018	Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.	75

■ MICHAEL A. PERRY 1967 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017	Executive Vice President since February 2017, previously Managing Director from October 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.	75

■ CHRISTOPHER M. ROHRBACHER
Managing Director (since January 2017) of Nuveen Securities, LLC; 2008 Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.

1971	Vice President
333 W. Wacker Drive	and Assistant	2008		171
Chicago, IL 6o6o6	Secretary

■ WILLIAM A. SIFFERMANN			Managing Director (since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975				171
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

■ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978	Vice President
333 W. Wacker Drive	and Assistant	2013		171
Chicago, IL 6o6o6	Secretary

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President (since 2010) and Associate General Counsel (since 2008) of Nuveen.
1968	Vice President			171
333 W. Wacker Drive	and Assistant	2008
Chicago, IL 60606	Secretary

■ GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President Secretary	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
				171

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex. Terence J. Toth has been appointed Chairman of the Board to take effect July 1, 2018.

(2)
On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
         EAN-A-0318D 491814-INV-Y-05/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Select Maturities Municipal Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
March 31, 2018	$21,410	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

March 31, 2017	$20,840	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
March 31, 2018	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
March 31, 2017	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
March 31, 2018	$ 0	$ 0	$ 0	$ 0
March 31, 2017	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, Chair, William C. Hunter, John K. Nelson, Carole E. Stone and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

Paul Brennan, CFA, CPA, manages several Nuveen municipal national and state mutual funds and closed-end bond funds.  Paul began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994.  He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year.   He earned his B.S. in Accountancy and Finance from Wright State University.  He is a CPA, has earned the Chartered Financial Analyst (CFA) designation, and currently sits on the Nuveen Asset Management Investment Management Committee.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Paul Brennan	Registered Investment Company	10	$18.27 billion
	Other Pooled Investment Vehicles	1	$44.9 million
	Other Accounts	2	$52.3 million
*	Assets are as of March 31, 2018. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NIM SECURITIES AS OF MARCH 31, 2018

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Paul Brennan	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Maturities Municipal Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: June 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: June 7, 2018

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: June 7, 2018